THE NORTH COUNTRY EQUITY GROWTH FUND

THE NORTH COUNTRY INTERMEDIATE BOND FUND

each a series of

THE NORTH COUNTRY FUNDS (the “Trust”)

Supplement Dated May 10, 2012 to the Statement of Additional Information

Dated March 30, 2012 (the “SAI”)

Reference is made to the section entitled “TRUSTEES AND EXECUTIVE OFFICERS” beginning on page 21 of the SAI.  The second and fourth tables contained in this section on pages 23 and 24, respectively, are deleted in their entirety and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
John E. Arsenault ** Age: 65	Trustee	Since 7/24/09	President, North Country Investment Advisers, Inc. (2012-Present); Retired (2011-2012); President, North Country Investment Advisers, Inc. (2000-2011); Retired Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009)	2	None

* Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

* * Mr. Arsenault is an “interested person” because he is an officer of the Adviser.

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITER OF THE FUNDS

John E. Arsenault

North Country Investment Advisers, Inc., President (2012- Present; 2000- 2011)

Glens Falls National Bank & Trust Company, Retired Executive Vice President and Head of the Trust & Investment Group (1997-2009)

Charles J. Herrick	Glens Falls National Bank & Trust Company, Vice President and BSA Officer

The first two paragraphs and first table contained in the section entitled “PORTFOLIO MANAGERS,” beginning on page 32 of the SAI are deleted in their entirety and replaced with the following:

Mr. Manuel (“Mickey”) S. Orta, CFTA, is the portfolio manager of the Growth Fund.  Mr. Orta is responsible for the day-to-day management of the Growth Fund.  As of April 30, 2012, Mr. Orta was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Mr. Orta is compensated for his services by the Adviser and Glens Falls National Bank & Trust Company (“GFNB”).  Mr. Orta’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB.  His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

The fifth paragraph and third table contained in the section entitled “PORTFOLIO MANAGERS,” beginning on page 32 of the SAI are deleted in their entirety and replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of April 30, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Manuel S. Orta	Equity Growth Fund - None; Bond Fund – None
Peter M. Capozzola	Equity Growth Fund – None; Bond Fund $1 – $10,000

Please retain this supplement for future reference.